Exhibit 99.3

Financial Supplement

Third Quarter 2020

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change						2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
						$/bps	%	$/bps	%			$/bps	%
SELECTED OPERATING DATA
Total revenue	$1,791	$1,750	$1,657	$1,637	$1,638	$41	2%	$153	9%	$5,198	$4,854	$344	7%
Noninterest expense	988	979	1,012	986	973	9	1	15	2	2,979	2,861	118	4

Profit before provision for credit losses	803	771	645	651	665	32	4	138	21	2,219	1,993	226	11
Provision for credit losses	428	464	600	110	101	(36)	(8)	327	NM	1,492	283	1,209	NM
NET INCOME	314	253	34	450	449	61	24	(135)	(30)	601	1,341	(740)	(55)
Net income, Underlying[1]	338	263	59	454	453	75	29	(115)	(25)	660	1,354	(694)	(51)
Net income available to common stockholders	289	225	12	427	432	64	28	(143)	(33)	526	1,291	(765)	(59)
Net income available to common stockholders, Underlying[1]	313	235	37	431	436	78	33	(123)	(28)	585	1,304	(719)	(55)
PER COMMON SHARE DATA
Basic earnings	$0.68	$0.53	$0.03	$0.98	$0.97	$0.15	28%	($ 0.29)	(30%)	$1.23	$2.84	($ 1.61)	(57%)
Diluted earnings	0.68	0.53	0.03	0.98	0.97	0.15	28	(0.29)	(30)	1.23	2.83	(1.60)	(57)
Basic earnings, Underlying[1]	0.73	0.55	0.09	0.99	0.98	0.18	33	(0.25)	(26)	1.37	2.87	(1.50)	(52)
Diluted earnings, Underlying[1]	0.73	0.55	0.09	0.99	0.98	0.18	33	(0.25)	(26)	1.37	2.86	(1.49)	(52)
Cash dividends declared and paid per common share	0.39	0.39	0.39	0.36	0.36	—	—	0.03	8	1.17	1.00	0.17	17
Book value per common share	48.01	47.92	47.78	47.63	46.67	0.09	—	1.34	3	48.01	46.67	1.34	3
Tangible book value per common share	32.24	32.13	31.97	32.08	31.48	0.11	—	0.76	2	32.24	31.48	0.76	2
Dividend payout ratio	58%	74%	1,398%	37%	37%	(1,617) bps		2,051 bps		95%	35%	5,970 bps
Dividend payout ratio, Underlying[1]	53	71	451	36	37	(1,742) bps		1,659 bps		85	35	5,062 bps
COMMON SHARES OUTSTANDING
Average: Basic	426,846,096	426,613,053	427,718,421	434,684,606	445,703,987	233,043	—%	(18,857,891)	(4%)	427,058,412	454,802,186	(27,743,774)	(6%)
Diluted	427,992,349	427,566,920	429,388,855	436,500,829	447,134,595	425,429	—	(19,142,246)	(4)	428,142,358	456,218,755	(28,076,397)	(6)
Common shares at period-end	427,073,084	426,824,594	426,586,533	433,121,083	443,913,525	248,490	—	(16,840,441)	(4)	427,073,084	443,913,525	(16,840,441)	(4)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Non-GAAP Financial Measures and Reconciliations.”

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change								2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20			3Q19			2020	2019	2019
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.82%	2.87%	3.09%	3.04%	3.10%	(5	) bps		(28	) bps		2.93%	3.18%	(25	) bps
Net interest margin, FTE[1]	2.83	2.88	3.10	3.06	3.12	(5	) bps		(29	) bps		2.93	3.19	(26	) bps
Return on average common equity	5.60	4.44	0.24	8.30	8.35	116	bps		(275	) bps		3.45	8.50	(505	) bps
Return on average common equity, Underlying[2]	6.05	4.63	0.74	8.36	8.45	142	bps		(240	) bps		3.83	8.59	(476	) bps
Return on average tangible common equity	8.33	6.62	0.36	12.39	12.44	171	bps		(411	) bps		5.15	12.72	(757	) bps
Return on average tangible common equity, Underlying[2]	9.00	6.90	1.10	12.49	12.58	210	bps		(358	) bps		5.71	12.86	(715	) bps
Return on average total assets	0.70	0.57	0.08	1.08	1.10	13	bps		(40	) bps		0.46	1.11	(65	) bps
Return on average total assets, Underlying[2]	0.76	0.59	0.14	1.09	1.11	17	bps		(35	) bps		0.50	1.12	(62	) bps
Return on average total tangible assets	0.73	0.59	0.09	1.13	1.15	14	bps		(42	) bps		0.48	1.16	(68	) bps
Return on average total tangible assets, Underlying[2]	0.79	0.61	0.15	1.14	1.16	18	bps		(37	) bps		0.52	1.17	(65	) bps
Effective income tax rate	16.10	17.69	24.13	16.76	20.46	(159	) bps		(436	) bps		17.27	21.58	(431	) bps
Effective income tax rate, Underlying[2]	16.79	19.36	24.52	21.52	22.29	(257	) bps		(550	) bps		18.57	22.20	(363	) bps
Efficiency ratio	55.18	55.91	61.10	60.28	59.40	(73	) bps		(422	) bps		57.31	58.94	(163	) bps
Efficiency ratio, Underlying[2]	53.44	54.85	59.08	58.02	58.22	(141	) bps		(478	) bps		55.72	58.30	(258	) bps
Noninterest income as a % of total revenue	37%	34%	30%	30%	30%	300	bps		700	bps		33%	29%	400	bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	9.8%	9.6%	9.4%	10.0%	10.3%
Tier 1 capital ratio	11.2	10.9	10.5	11.1	11.1
Total capital ratio	13.3	13.1	12.5	13.0	13.0
Tier 1 leverage ratio	9.5	9.3	9.6	10.0	9.9
Tangible common equity ratio	8.0	7.9	8.0	8.7	8.9
SELECTED BALANCE SHEET DATA
Loans-to-deposits ratio (period-end balances)	86.81%	87.53%	95.54%	95.03%	94.52%	(72	) bps		(771	) bps		86.81%	94.52%	(771	) bps
Loans-to-deposits ratio (average balances)	88.36	90.93	95.60	94.63	94.62	(257	) bps		(626	) bps		91.47	95.96	(449	) bps
Full-time equivalent colleagues	17,930	18,312	17,863	17,997	18,116	(382)		(2)	(186)		(1)	17,930	18,116	(186)		(1)

[1]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

[2]	These are non-GAAP financial measures. For further information on these measures, refer to “Non-GAAP Financial Measures and Reconciliations.”

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change						2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,120	$1,192	$1,302	$1,312	$1,356	($72)	(6%)	($236)	(17%)	$3,614	$4,129	($ 515)	(12%)
Interest and fees on loans held for sale	21	20	15	18	19	1	5	2	11	56	45	11	24
Interest and fees on other loans held for sale	16	7	9	5	2	9	129	14	NM	32	8	24	NM
Investment securities	121	130	147	159	153	(9)	(7)	(32)	(21)	398	483	(85)	(18)
Interest-bearing deposits in banks	2	1	5	7	8	1	100	(6)	(75)	8	23	(15)	(65)

Total interest income	1,280	1,350	1,478	1,501	1,538	(70)	(5)	(258)	(17)	4,108	4,688	(580)	(12)

INTEREST EXPENSE
Deposits	89	124	227	263	297	(35)	(28)	(208)	(70)	440	892	(452)	(51)
Short-term borrowed funds	—	—	1	2	2	—	—	(2)	(100)	1	8	(7)	(88)
Long-term borrowed funds	54	66	90	93	94	(12)	(18)	(40)	(43)	210	317	(107)	(34)

Total interest expense	143	190	318	358	393	(47)	(25)	(250)	(64)	651	1,217	(566)	(47)

Net interest income	1,137	1,160	1,160	1,143	1,145	(23)	(2)	(8)	(1)	3,457	3,471	(14)	—

NONINTEREST INCOME
Service charges and fees	97	84	118	128	128	13	15	(31)	(24)	299	377	(78)	(21)
Mortgage banking fees	287	276	159	80	117	11	4	170	145	722	222	500	225
Card fees	57	48	56	64	67	9	19	(10)	(15)	161	190	(29)	(15)
Capital markets fees	58	61	43	66	39	(3)	(5)	19	49	162	150	12	8
Trust and investment services fees	53	45	53	52	50	8	18	3	6	151	150	1	1
Foreign exchange and interest rate products	27	34	24	49	35	(7)	(21)	(8)	(23)	85	106	(21)	(20)
Letter of credit and loan fees	37	31	34	35	34	6	19	3	9	102	100	2	2
Securities gains, net	1	3	—	4	3	(2)	(67)	(2)	(67)	4	15	(11)	(73)
Other income	37	8	10	16	20	29	NM	17	85	55	73	(18)	(25)

Total noninterest income	654	590	497	494	493	64	11	161	33	1,741	1,383	358	26

TOTAL REVENUE	1,791	1,750	1,657	1,637	1,638	41	2	153	9	5,198	4,854	344	7
Provision for credit losses	428	464	600	110	101	(36)	(8)	327	NM	1,492	283	1,209	NM
NONINTEREST EXPENSE
Salaries and employee benefits	524	513	549	502	508	11	2	16	3	1,586	1,524	62	4
Equipment and software expense	149	142	133	133	130	7	5	19	15	424	381	43	11
Outside services	139	131	135	142	128	8	6	11	9	405	356	49	14
Occupancy	81	82	84	88	80	(1)	(1)	1	1	247	245	2	1
Other operating expense	95	111	111	121	127	(16)	(14)	(32)	(25)	317	355	(38)	(11)

Total noninterest expense	988	979	1,012	986	973	9	1	15	2	2,979	2,861	118	4

Income before income tax expense	375	307	45	541	564	68	22	(189)	(34)	727	1,710	(983)	(57)
Income tax expense	61	54	11	91	115	7	13	(54)	(47)	126	369	(243)	(66)

Net income	$314	$253	$34	$450	$449	$61	24%	($135)	(30%)	$601	$1,341	($740)	(55%)

Net income, Underlying[1]	$338	$263	$59	$454	$453	$75	29%	($115)	(25%)	$660	$1,354	($694)	(51%)

Net income available to common stockholders	$289	$225	$12	$427	$432	$64	28%	($143)	(33%)	$526	$1,291	($765)	(59%)

Net income available to common stockholders, Underlying[1]	$313	$235	$37	$431	$436	$78	33%	($123)	(28%)	$585	$1,304	($719)	(55%)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Non-GAAP Financial Measures and Reconciliations.”

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2020 CHANGE
	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2020		September 30, 2019
						$	%	$	%
ASSETS
Cash and due from banks	$904	$1,088	$1,155	$1,175	$1,638	($ 184)	(17%)	($ 734)	(45%)
Interest-bearing cash and due from banks	8,312	6,358	2,903	2,211	2,204	1,954	31	6,108	NM
Interest-bearing deposits in banks	328	475	280	297	158	(147)	(31)	170	108
Debt securities available for sale, at fair value	22,884	22,144	22,307	20,613	21,502	740	3	1,382	6
Debt securities held to maturity	2,578	2,856	3,071	3,202	3,319	(278)	(10)	(741)	(22)
Equity securities, at fair value	57	50	47	47	47	7	14	10	21
Equity securities, at cost	605	607	927	807	734	(2)	—	(129)	(18)
Loans held for sale, at fair value	3,587	3,631	2,911	1,946	1,993	(44)	(1)	1,594	80
Other loans held for sale	127	1,362	350	1,384	22	(1,235)	(91)	105	NM
Loans and leases	124,071	125,713	127,528	119,088	117,880	(1,642)	(1)	6,191	5
Less: Allowance for loan and lease losses	(2,542)	(2,448)	(2,171)	(1,252)	(1,263)	(94)	(4)	(1,279)	(101)

Net loans and leases	121,529	123,265	125,357	117,836	116,617	(1,736)	(1)	4,912	4
Derivative assets	2,030	2,069	1,968	807	1,027	(39)	(2)	1,003	98
Premises and equipment	747	751	746	761	747	(4)	(1)	—	—
Bank-owned life insurance	1,751	1,739	1,736	1,725	1,720	12	1	31	2
Goodwill	7,050	7,050	7,050	7,044	7,044	—	—	6	—
Due from broker	19	51	—	—	257	(32)	(63)	(238)	(93)
Other assets	6,720	6,378	5,911	5,878	5,333	342	5	1,387	26

TOTAL ASSETS	$179,228	$179,874	$176,719	$165,733	$164,362	($646)	— %	$14,866	9%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$41,249	$40,545	$32,398	$29,233	$29,939	$704	2%	$11,310	38%
Interest-bearing	101,672	103,073	101,077	96,080	94,775	(1,401)	(1)	6,897	7

Total deposits	142,921	143,618	133,475	125,313	124,714	(697)	—	18,207	15
Short-term borrowed funds	252	255	1,059	274	1,077	(3)	(1)	(825)	(77)
Derivative liabilities	100	198	234	120	161	(98)	(49)	(61)	(38)
Deferred taxes, net	638	709	782	866	752	(71)	(10)	(114)	(15)
Long-term borrowed funds:
FHLB advances	19	6	8,007	5,008	3,007	13	217	(2,988)	(99)
Senior debt	7,504	7,519	6,775	7,382	8,143	(15)	—	(639)	(8)
Subordinated debt and other debt	1,586	1,677	1,655	1,657	1,656	(91)	(5)	(70)	(4)

Total long-term borrowed funds	9,109	9,202	16,437	14,047	12,806	(93)	(1)	(3,697)	(29)
Due to broker	—	155	—	—	206	(155)	(100)	(206)	(100)
Other liabilities	3,739	3,319	2,782	2,912	2,795	420	13	944	34

TOTAL LIABILITIES	156,759	157,456	154,769	143,532	142,511	(697)	—	14,248	10
STOCKHOLDERS’ EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	1,965	1,965	1,570	1,570	1,133	—	—	832	73
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,922	18,908	18,901	18,891	18,876	14	—	46	—
Retained earnings	6,189	6,068	6,011	6,498	6,229	121	2	(40)	(1)
Treasury stock, at cost	(4,623)	(4,623)	(4,623)	(4,353)	(3,953)	—	—	(670)	(17)
Accumulated other comprehensive income (loss)	10	94	85	(411)	(440)	(84)	(89)	450	NM

TOTAL STOCKHOLDERS’ EQUITY	22,469	22,418	21,950	22,201	21,851	51	—	618	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$179,228	$179,874	$176,719	$165,733	$164,362	($646)	—%	$14,866	9%

Memo: Total tangible common equity	$13,771	$13,716	$13,639	$13,893	$13,976	$55	—%	($205)	(1%)

LOANS AND DEPOSITS

(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2020 CHANGE
	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2020		September 30, 2019
						$	%	$	%
LOANS AND LEASES
Commercial	$45,185	$48,017	$49,092	$41,479	$41,356	($2,832)	(6%)	$3,829	9%
Commercial real estate	14,889	14,485	14,502	13,522	12,820	404	3	2,069	16
Leases	2,288	2,428	2,438	2,537	2,557	(140)	(6)	(269)	(11)

Total commercial loans and leases	62,362	64,930	66,032	57,538	56,733	(2,568)	(4)	5,629	10

Residential mortgages	19,633	19,245	18,721	19,083	19,699	388	2	(66)	—
Home equity	12,322	12,541	12,992	13,154	13,423	(219)	(2)	(1,101)	(8)
Automobile	12,035	12,028	12,157	12,120	12,070	7	—	(35)	—
Education	11,631	10,591	10,887	10,347	9,729	1,040	10	1,902	20
Other retail	6,088	6,378	6,739	6,846	6,226	(290)	(5)	(138)	(2)

Total retail loans	61,709	60,783	61,496	61,550	61,147	926	2	562	1

Total loans and leases	$124,071	$125,713	$127,528	$119,088	$117,880	($1,642)	(1%)	$6,191	5%

Loans held for sale, at fair value	3,587	3,631	2,911	1,946	1,993	(44)	(1)	1,594	80
Other loans held for sale	127	1,362	350	1,384	22	(1,235)	(91)	105	NM

Loans and leases and loans held for sale	$127,785	$130,706	$130,789	$122,418	$119,895	($2,921)	(2%)	$7,890	7%

DEPOSITS
Demand	$41,249	$40,545	$32,398	$29,233	$29,939	$704	2%	$11,310	38%
Checking with interest	27,141	27,200	25,358	24,840	24,403	(59)	—	2,738	11
Regular savings	17,237	16,665	14,702	13,779	13,479	572	3	3,758	28
Money market accounts	46,400	44,965	42,972	38,725	36,826	1,435	3	9,574	26
Term deposits	10,894	14,243	18,045	18,736	20,067	(3,349)	(24)	(9,173)	(46)

Total deposits	$142,921	$143,618	$133,475	$125,313	$124,714	($697)	—%	$18,207	15%

AVERAGE BALANCE SHEETS

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change						2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
						$	%	$	%			$	%
ASSETS
Interest-bearing cash and due from banks and deposits in banks	$6,250	$5,231	$1,859	$1,970	$1,474	$1,019	19%	$4,776	NM	$4,453	$1,400	$3,053	218%

Taxable investment securities	24,654	25,180	25,339	25,305	25,635	(526)	(2)	(981)	(4)	25,056	25,466	(410)	(2)
Non-taxable investment securities	4	4	4	5	5	—	—	(1)	(20)	4	5	(1)	(20)

Total investment securities	24,658	25,184	25,343	25,310	25,640	(526)	(2)	(982)	(4)	25,060	25,471	(411)	(2)

Investment securities and interest-bearing deposits	30,908	30,415	27,202	27,280	27,114	493	2	3,794	14	29,513	26,871	2,642	10

Commercial	46,844	50,443	43,152	42,012	41,476	(3,599)	(7)	5,368	13	46,813	41,597	5,216	13
Commercial real estate	14,644	14,540	13,876	13,103	12,892	104	1	1,752	14	14,354	13,179	1,175	9
Leases	2,373	2,426	2,482	2,546	2,615	(53)	(2)	(242)	(9)	2,427	2,744	(317)	(12)

Total commercial loans and leases	63,861	67,409	59,510	57,661	56,983	(3,548)	(5)	6,878	12	63,594	57,520	6,074	11

Residential mortgages	19,427	18,872	18,866	19,495	19,405	555	3	22	—	19,056	19,245	(189)	(1)
Home equity	12,416	12,736	13,042	13,265	13,501	(320)	(3)	(1,085)	(8)	12,730	13,774	(1,044)	(8)
Automobile	12,019	11,998	12,173	12,099	12,036	21	—	(17)	—	12,063	12,030	33	—
Education	10,929	11,183	10,610	9,888	9,459	(254)	(2)	1,470	16	10,908	9,256	1,652	18
Other retail	6,260	6,557	6,854	6,497	5,873	(297)	(5)	387	7	6,556	5,736	820	14

Total retail loans	61,051	61,346	61,545	61,244	60,274	(295)	—	777	1	61,313	60,041	1,272	2

Total loans and leases	124,912	128,755	121,055	118,905	117,257	(3,843)	(3)	7,655	7	124,907	117,561	7,346	6
Loans held for sale, at fair value	3,295	2,710	1,890	2,209	1,970	585	22	1,325	67	2,635	1,514	1,121	74
Other loans held for sale	1,061	510	799	517	134	551	108	927	NM	791	161	630	NM

Total interest-earning assets	160,176	162,390	150,946	148,911	146,475	(2,214)	(1)	13,701	9	157,846	146,107	11,739	8
Allowance for loan and lease losses	(2,444)	(2,172)	(1,708)	(1,260)	(1,226)	(272)	(13)	(1,218)	(99)	(2,109)	(1,239)	(870)	(70)
Goodwill	7,050	7,050	7,046	7,044	7,044	—	—	6	—	7,049	7,034	15	—
Other noninterest-earning assets	12,893	12,525	10,893	9,951	9,817	368	3	3,076	31	12,106	9,442	2,664	28

TOTAL ASSETS	$177,675	$179,793	$167,177	$164,646	$162,110	($2,118)	(1%)	$15,565	10%	$174,892	$161,344	$13,548	8%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Checking with interest	$26,638	$26,312	$24,612	$23,545	$23,422	$326	1%	$3,216	14%	$25,857	$23,444	$2,413	10%
Money market accounts	45,187	45,187	39,839	38,809	37,161	—	—	8,026	22	43,411	35,873	7,538	21
Regular savings	16,902	15,883	14,201	13,582	13,442	1,019	6	3,460	26	15,667	13,134	2,533	19
Term deposits	12,032	16,470	18,616	19,788	20,951	(4,438)	(27)	(8,919)	(43)	15,692	21,456	(5,764)	(27)

Total interest-bearing deposits	100,759	103,852	97,268	95,724	94,976	(3,093)	(3)	5,783	6	100,627	93,907	6,720	7
Short-term borrowed funds	240	222	644	504	600	18	8	(360)	(60)	368	720	(352)	(49)
FHLB advances	6	2,595	5,138	3,259	2,478	(2,589)	(100)	(2,472)	(100)	2,570	3,764	(1,194)	(32)
Senior debt	7,515	7,499	7,263	7,914	8,000	16	—	(485)	(6)	7,426	7,657	(231)	(3)
Subordinated debt and other debt	1,675	1,661	1,656	1,657	1,656	14	1	19	1	1,664	1,655	9	1

Total long-term borrowed funds	9,196	11,755	14,057	12,830	12,134	(2,559)	(22)	(2,938)	(24)	11,660	13,076	(1,416)	(11)

Total borrowed funds	9,436	11,977	14,701	13,334	12,734	(2,541)	(21)	(3,298)	(26)	12,028	13,796	(1,768)	(13)

Total interest-bearing liabilities	110,195	115,829	111,969	109,058	107,710	(5,634)	(5)	2,485	2	112,655	107,703	4,952	5
Total demand deposits	40,608	37,745	29,362	29,928	28,945	2,863	8	11,663	40	35,922	28,601	7,321	26
Other liabilities	4,374	4,086	4,053	3,819	3,789	288	7	585	15	4,172	3,637	535	15

TOTAL LIABILITIES	155,177	157,660	145,384	142,805	140,444	(2,483)	(2)	14,733	10	152,749	139,941	12,808	9

STOCKHOLDERS’ EQUITY	22,498	22,133	21,793	21,841	21,666	365	2	832	4	22,143	21,403	740	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$177,675	$179,793	$167,177	$164,646	$162,110	($2,118)	(1%)	$15,565	10%	$174,892	$161,344	$13,548	8%

Memo: Total loans and leases, including loans held for sale	$129,268	$131,975	$123,744	$121,631	$119,361	($2,707)	(2%)	$9,907	8%	$128,333	$119,236	$9,097	8%
Total deposits (interest-bearing and demand)	$141,367	$141,597	$126,630	$125,652	$123,921	($ 230)	—%	$17,446	14%	$136,549	$122,508	$14,041	11%
Total average tangible common equity	$13,797	$13,706	$13,484	$13,660	$13,788	$91	1%	$9	—%	$13,662	$13,566	$96	1%

AVERAGE ANNUALIZED YIELDS AND RATES

(in millions, except rates)

	QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	3Q20		2Q20		1Q20		4Q19		3Q19		2020		2019
	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	0.10%	$2	0.09%	$1	1.12%	$5	1.49%	$7	2.09%	$8	0.24%	$8	2.15%	$23

Taxable investment securities	2.07	121	2.15	130	2.32	147	2.47	159	2.38	153	2.18	398	2.53	483
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.07	121	2.15	130	2.32	147	2.47	159	2.38	153	2.18	398	2.53	483

Investment securities and interest-bearing deposits		123		131		152		166		161		406		506

Commercial	3.20	383	3.23	412	3.82	417	3.95	424	4.17	442	3.40	1,212	4.35	1,373
Commercial real estate	2.57	96	2.87	106	3.96	139	4.26	142	4.70	155	3.12	341	4.86	486
Leases	2.65	16	2.75	16	2.83	18	2.77	18	2.85	19	2.74	50	2.86	59

Total commercial loans and leases	3.03	495	3.14	534	3.81	574	3.97	584	4.23	616	3.31	1,603	4.40	1,918

Residential mortgages	3.15	153	3.19	150	3.47	164	3.40	165	3.53	171	3.27	467	3.61	522
Home equity	3.21	100	3.50	111	4.69	152	4.73	159	5.24	178	3.81	363	5.26	541
Automobile	4.23	128	4.33	129	4.34	131	4.32	132	4.25	129	4.30	388	4.16	374
Education	4.74	130	5.21	145	5.64	149	5.76	143	5.89	141	5.19	424	5.94	412
Other retail	7.22	114	7.52	123	7.77	132	7.83	129	8.21	121	7.51	369	8.43	362

Total retail loans	4.08	625	4.31	658	4.75	728	4.72	728	4.88	740	4.38	2,011	4.92	2,211

Total loans and leases	3.54	1,120	3.69	1,192	4.29	1,302	4.36	1,312	4.56	1,356	3.84	3,614	4.67	4,129
Loans held for sale, at fair value	2.60	21	2.85	20	3.28	15	3.38	18	3.71	19	2.85	56	3.92	45
Other loans held for sale	1.56	16	4.66	7	4.31	9	3.89	5	6.42	2	3.15	32	6.41	8

Total interest-earning assets	3.15	1,280	3.33	1,350	3.91	1,478	3.98	1,501	4.15	1,538	3.45	4,108	4.26	4,688
INTEREST-BEARING LIABILITIES
Checking with interest	0.13	8	0.17	11	0.60	37	0.71	42	0.88	52	0.29	56	0.92	161
Money market accounts	0.28	33	0.35	39	0.94	93	1.12	110	1.24	116	0.51	165	1.27	340
Regular savings	0.24	10	0.39	15	0.51	18	0.52	17	0.59	20	0.37	43	0.59	58
Term deposits	1.25	38	1.44	59	1.70	79	1.88	94	2.05	109	1.49	176	2.07	333

Total interest-bearing deposits	0.35	89	0.48	124	0.94	227	1.09	263	1.24	297	0.58	440	1.27	892
Short-term borrowed funds	0.13	—	0.29	—	0.76	1	1.07	2	1.43	2	0.53	1	1.56	8
FHLB advances	1.42	—	0.86	6	1.87	24	1.98	16	1.92	12	1.53	30	2.51	72
Senior debt	1.84	35	2.25	42	2.69	49	3.02	60	3.21	65	2.25	126	3.38	194
Subordinated debt and other debt	4.67	19	4.22	18	4.13	17	4.20	17	4.13	17	4.34	54	4.09	51

Total long-term borrowed funds	2.35	54	2.22	66	2.56	90	2.91	93	3.07	94	2.39	210	3.22	317

Total borrowed funds	2.30	54	2.18	66	2.48	91	2.84	95	3.00	96	2.33	211	3.13	325

Total interest-bearing liabilities	0.52	143	0.66	190	1.14	318	1.30	358	1.45	393	0.77	651	1.51	1,217
INTEREST RATE SPREAD	2.63		2.67		2.77		2.68		2.70		2.68		2.75

NET INTEREST MARGIN AND NET INTEREST INCOME	2.82%	$1,137	2.87%	$1,160	3.09%	$1,160	3.04%	$1,143	3.10%	$1,145	2.93%	$3,457	3.18%	$3,471

NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]	2.83%	$1,140	2.88%	$1,163	3.10%	$1,164	3.06%	$1,147	3.12%	$1,150	2.93%	$3,467	3.19%	$3,488
Memo: Total deposit costs	0.25%	$89	0.35%	$124	0.72%	$227	0.83%	$263	0.95%	$297	0.43%	$440	0.97%	$892

[1]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSUMER BANKING						3Q20 Change						2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$845	$814	$793	$796	$799	$31	4%	$46	6%	$2,452	$2,386	$66	3%
Noninterest income	495	428	357	296	336	67	16	159	47	1,280	860	420	49

Total revenue	1,340	1,242	1,150	1,092	1,135	98	8	205	18	3,732	3,246	486	15
Noninterest expense	742	735	738	718	718	7	1	24	3	2,215	2,133	82	4

Profit before provision for credit losses	598	507	412	374	417	91	18	181	43	1,517	1,113	404	36
Provision for credit losses	55	80	97	97	83	(25)	(31)	(28)	(34)	232	228	4	2

Income before income tax expense	543	427	315	277	334	116	27	209	63	1,285	885	400	45
Income tax expense	136	107	79	68	83	29	27	53	64	322	219	103	47

Net income	$407	$320	$236	$209	$251	$87	27%	$156	62%	$963	$666	$297	45%

AVERAGE BALANCES
Total assets	$73,605	$71,634	$68,415	$68,069	$66,365	$1,971	3%	$7,240	11%	$71,227	$65,624	$5,603	9%
Total loans and leases[1]	69,719	68,205	65,343	65,157	63,553	1,514	2	6,166	10	67,763	62,803	4,960	8
Deposits	94,212	91,648	85,228	85,477	85,595	2,564	3	8,617	10	90,377	84,619	5,758	7
Interest-earning assets	69,925	68,256	65,393	65,208	63,605	1,669	2	6,320	10	67,866	62,856	5,010	8
KEY METRICS
Net interest margin	4.81%	4.80%	4.88%	4.85%	4.99%	1 bps		(18) bps		4.83%	5.08%	(25) bps
Efficiency ratio	55.35	59.19	64.16	65.74	63.28	(384) bps		(793) bps		59.34	65.71	(637) bps
Loans-to-deposits ratio (period-end balances)	70.61	69.17	72.94	74.15	73.61	144 bps		(300) bps		70.61	73.61	(300) bps
Loans-to-deposits ratio (average balances)	69.88	71.59	74.07	73.37	72.11	(171) bps		(223) bps		71.77	72.62	(85) bps
Return on average total tangible assets	2.21	1.80	1.39	1.22	1.50	41 bps		71 bps		1.81	1.36	45 bps

[1]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED

(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change								2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20			3Q19			2020	2019	2019
						$/bps		%	$/bps		%			$/bps		%
MORTGAGE BANKING FEES
Production revenue	$275	$271	$136	$61	$80	$4		1%	$195		244%	$682	$160	$522		NM
Mortgage servicing revenue	2	9	17	16	12	(7)		(78)	(10)		(83)	28	35	(7)		(20)
MSR valuation changes, net of hedge impact	10	(4)	6	4	25	14		NM	(15)		(60)	12	27	(15)		(56)

Total mortgage banking fees	$287	$276	$159	$81	$117	$11		4%	$170		145%	$722	$222	$500		225%

Gain on sale of secondary originations	3.04%	3.09%	2.36%	0.98%	1.40%	(5	) bps		164 bps			2.89%	1.28%	161 bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$4,300	$3,882	$2,523	$3,196	$2,771	$418		11%	$1,529		55%	$10,705	$6,199	$4,506		73%
Third Party	6,811	7,388	4,813	5,750	5,080	(577)		(8)	1,731		34	19,012	11,261	7,751		69

Total	$11,111	$11,270	$7,336	$8,946	$7,851	($159)		(1%)	$3,260		42%	$29,717	$17,460	$12,257		70%

Originated for sale	82%	81%	83%	80%	80%	100	bps		200	bps		82%	80%	200	bps
Originated for investment	18	19	17	20	20	(100	)bps		(200	)bps		18	20	(200	)bps

Total	100%	100%	100%	100%	100%							100%	100%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$80,700	$79,942	$79,157	$77,526	$74,610	$758		1%	$6,090		8%	$80,700	$74,610	$6,090		8%
Owned loans serviced	22,193	21,642	21,057	20,831	19,969	551		3	2,224		11	22,193	19,969	2,224		11

Total	$102,893	$101,584	$100,214	$98,357	$94,579	$1,309		1%	$8,314		9%	$102,893	$94,579	$8,314		9%

MSR CARRYING VALUE[1]
MSR at fair value	$606	$568	$577	$642	$510	$38		7%	$96		19%	$606	$510	$96		19%
MSR at lower of cost or market	—	—	—	182	177	—		—	(177)		(100)	—	177	(177)		(100)

Total	$606	$568	$577	$824	$687	$38		7%	($81)		(12%)	$606	$687	($81)		(12%)

[1]	Beginning in the first quarter of 2020, mortgage servicing rights previously accounted for at lower of cost or market are now accounted for at fair value.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
COMMERCIAL BANKING						3Q20 Change								2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20			3Q19			2020	2019	2019
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$421	$419	$365	$363	$360	$2		—%	$61		17%	$1,205	$1,103	$102		9%
Noninterest income	144	144	125	175	133	—		—	11		8	413	432	(19)		(4)

Total revenue	565	563	490	538	493	2		—	72		15	1,618	1,535	83		5
Noninterest expense	210	213	221	219	213	(3)		(1)	(3)		(1)	644	639	5		1

Profit before provision for credit losses	355	350	269	319	280	5		1	75		27	974	896	78		9
Provision for credit losses	161	70	43	24	27	91		130	134		NM	274	73	201		NM

Income before income tax expense	194	280	226	295	253	(86)		(31)	(59)		(23)	700	823	(123)		(15)
Income tax expense	41	59	47	64	57	(18)		(31)	(16)		(28)	147	184	(37)		(20)

Net income	$153	$221	$179	$231	$196	($68)		(31%)	($43)		(22%)	$553	$639	($86)		(13%)

AVERAGE BALANCES
Total assets	$60,889	$65,280	$59,005	$56,407	$55,614)	($4,391)		(7%)	$5,275		9%	$61,722	$55,793	$5,929		11%
Total loans and leases[1]	57,796	62,011	56,555	54,523	53,814	(4,215)		(7)	3,982		7	58,784	54,299	4,485		8
Deposits	41,393	41,750	33,545	32,715	31,491	(357)		(1)	9,902		31	38,905	30,535	8,370		27
Interest-earning assets	58,177	62,422	57,016	54,905	54,087	(4,245)		(7)	4,090		8	59,201	54,585	4,616		8
KEY METRICS
Net interest margin	2.88%	2.70%	2.57%	2.62%	2.64%	18	bps		24	bps		2.72%	2.70%	2	bps
Efficiency ratio	37.03	37.93	45.06	40.60	43.35	(90	)bps		(632	)bps		39.77	41.65	(188	)bps
Loans-to-deposits ratio (period-end balances)	129.43	140.79	164.10	165.24	163.62	(1,136	)bps		(3,419	)bps		129.43	163.62	(3,419	)bps
Loans-to-deposits ratio (average balances)	138.48	147.03	167.18	165.80	170.01	(855	)bps		(3,153	)bps		149.74	176.75	(2,701	)bps
Return on average total tangible assets	1.01	1.36	1.22	1.63	1.40	(35	)bps		(39	)bps		1.20	1.53	(33	)bps

[1]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
OTHER[1]						3Q20 Change						2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
						$	%	$	%			$	%
Net interest income	($129)	($73)	$2	($16)	($14)	($56)	(77%)	($115)	NM	($200)	($18)	($182)	NM
Noninterest income	15	18	15	23	24	(3)	(17)	(9)	(38)	48	91	(43)	(47)

Total revenue	(114)	(55)	17	7	10	(59)	(107)	(124)	NM	(152)	73	(225)	NM
Noninterest expense	36	31	53	49	42	5	16	(6)	(14)	120	89	31	35

Loss before provision for credit losses	(150)	(86)	(36)	(42)	(32)	(64)	(74)	(118)	NM	(272)	(16)	(256)	NM
Provision for credit losses	212	314	460	(11)	(9)	(102)	(32)	221	NM	986	(18)	1,004	NM

(Loss) income before income tax benefit	(362)	(400)	(496)	(31)	(23)	38	10	(339)	NM	(1,258)	2	(1,260)	NM
Income tax benefit	(116)	(112)	(115)	(41)	(25)	(4)	(4)	(91)	NM	(343)	(34)	(309)	NM

Net (loss) income	($246)	($288)	($381)	$10	$2	$42	15%	($248)	NM	($915)	$36	($951)	NM

AVERAGE BALANCES
Total assets	$43,181	$42,879	$39,757	$40,170	$40,131	$302	1%	$3,050	8%	$41,943	$39,927	$2,016	5%
Total loans and leases[2]	1,753	1,759	1,846	1,951	1,994	(6)	—	(241)	(12)	1,785	2,134	(349)	(16)
Deposits	5,762	8,199	7,857	7,460	6,835	(2,437)	(30)	(1,073)	(16)	7,267	7,354	(87)	(1)
Interest-earning assets	32,074	31,712	28,537	28,798	28,783	362	1	3,291	11	30,779	28,666	2,113	7

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.

CREDIT-RELATED INFORMATION

(in millions, except ratio data)

	AS OF					SEPTEMBER 30, 2020 CHANGE
	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2020		September 30, 2019
						$/bps	%	$/bps	%
NONACCRUAL LOANS AND LEASES[1]
Commercial	$435	$366	$305	$240	$228	$69	19%	$207	91%
Commercial real estate	323	61	8	2	49	262	NM	274	NM
Leases	2	79	1	3	4	(77)	(97)	(2)	(50)

Total commercial loans and leases	760	506	314	245	281	254	50	479	170
Residential mortgages[2]	131	112	101	93	91	19	17	40	44
Home equity	265	254	242	246	247	11	4	18	7
Automobile	80	67	69	67	69	13	19	11	16
Education	16	18	21	18	17	(2)	(11)	(1)	(6)
Other retail	25	33	33	34	32	(8)	(24)	(7)	(22)

Total retail loans	517	484	466	458	456	33	7	61	13

Nonaccrual loans and leases	1,277	990	780	703	737	287	29	540	73

Repossessed assets	27	33	44	45	40	(6)	(18)	(13)	(33)

Nonaccrual loans and leases and repossessed assets	$1,304	$1,023	$824	$748	$777	$281	27%	$527	68%

NONACCRUAL LOANS AND LEASES BY PRODUCT[3]
Commercial	$760	$506	$314	$245	$281	$254	50%	$479	170%
Retail	544	517	510	503	496	27	5	48	10

Total nonaccrual loans and leases	$1,304	$1,023	$824	$748	$777	$281	27%	$527	68%

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	2.05%	1.95%	1.70%	1.05%	1.07%	10 bps		98 bps
Allowance for credit losses to loans and leases	2.21	2.01	1.73	1.09	1.11	20		110
Allowance for loan and lease losses to nonaccrual and leases	199.04	247.40	278.51	177.99	171.39	NM		NM
Allowance for credit losses to nonaccrual loans and leases	214.22	255.39	283.48	184.31	177.42	NM		NM
Nonaccrual loans and leases to loans and leases	1.03	0.79	0.61	0.59	0.63	24		40

1

Beginning in the first quarter of 2020 and upon the adoption of ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, nonperforming loans and leases are now referred to as nonaccrual loans and leases and other nonperforming assets are referred to as repossessed assets.

2

Beginning in the fourth quarter of 2019, nonaccrual balances exclude both fully and partially guaranteed residential mortgage loans sold to Ginnie Mae for which the Company has the right, but not the obligation, to repurchase. Prior periods have been adjusted to exclude partially guaranteed amounts to conform with the current period presentation.

3	Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					SEPTEMBER 30, 2020 CHANGE
	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2020		September 30, 2019
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial	$3	$33	$—	$2	$1	($30)	(91%)	$2	200%
Commercial real estate	—	—	—	—	—	—	—	—	—
Leases	—	—	—	—	1	—	—	(1)	(100)

Total commercial loans and leases	3	33	—	2	2	(30)	(91)	1	50
Residential mortgages	17	13	14	13	15	4	31	2	13
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	2	3	—	—	(1)	(33)
Other retail	6	7	11	8	10	(1)	(14)	(4)	(40)

Total retail loans	25	22	27	23	28	3	14	(3)	(11)

Total loans and leases	$28	$55	$27	$25	$30	($27)	(49%)	($2)	(7%)

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change						2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial	$81	$68	$47	$24	$20	$13	19%	$61	NM	$196	$63	$133	211%
Commercial real estate	42	—	—	9	10	42	100	32	NM	42	30	12	40
Leases	48	6	—	1	5	42	NM	43	NM	54	13	41	NM

Total commercial loans and leases	171	74	47	34	35	97	131	136	NM	292	106	186	175
Residential mortgages	2	2	1	2	2	—	—	—	—	5	6	(1)	(17)
Home equity	6	6	8	10	11	—	—	(5)	(45)	20	29	(9)	(31)
Automobile	22	31	39	38	37	(9)	(29)	(15)	(41)	92	105	(13)	(12)
Education	9	14	18	20	18	(5)	(36)	(9)	(50)	41	52	(11)	(21)
Other retail	47	53	61	58	56	(6)	(11)	(9)	(16)	161	155	6	4

Total retail loans	86	106	127	128	124	(20)	(19)	(38)	(31)	319	347	(28)	(8)

Total gross charge-offs	$257	$180	$174	$162	$159	$77	43%	$98	62%	$611	$453	$158	35%

GROSS RECOVERIES
Commercial	$1	$3	$3	$7	$3	($2)	(67%)	($2)	(67%)	$7	$17	($10)	(59%)
Commercial real estate	—	—	—	—	—	—	—	—	—	—	—	—	—
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	1	3	3	7	3	(2)	(67)	(2)	(67)	7	17	(10)	(59)
Residential mortgages	2	1	1	1	1	1	100	1	100	4	8	(4)	(50)
Home equity	8	8	11	10	12	—	—	(4)	(33)	27	39	(12)	(31)
Automobile	15	11	12	11	15	4	36	—	—	38	46	(8)	(17)
Education	4	4	4	4	4	—	—	—	—	12	12	—	—
Other retail	8	6	6	7	11	2	33	(3)	(27)	20	23	(3)	(13)

Total retail loans	37	30	34	33	43	7	23	(6)	(14)	101	128	(27)	(21)

Total gross recoveries	$38	$33	$37	$40	$46	$5	15%	($8)	(17%)	$108	$145	($37)	(26%)

NET CHARGE-OFFS (RECOVERIES)
Commercial	$80	$65	$44	$17	$17	$15	23%	$63	NM	$189	$46	$143	NM
Commercial real estate	42	—	—	9	10	42	100	32	NM	42	30	12	40
Leases	48	6	—	1	5	42	NM	43	NM	54	13	41	NM

Total commercial loans and leases	170	71	44	27	32	99	139	138	NM	285	89	196	220
Residential mortgages	—	1	—	1	1	(1)	(100)	(1)	(100)	1	(2)	3	NM
Home equity	(2)	(2)	(3)	—	(1)	—	—	(1)	(100)	(7)	(10)	3	30
Automobile	7	20	27	27	22	(13)	(65)	(15)	(68)	54	59	(5)	(8)
Education	5	10	14	16	14	(5)	(50)	(9)	(64)	29	40	(11)	(28)
Other retail	39	47	55	51	45	(8)	(17)	(6)	(13)	141	132	9	7

Total retail loans	49	76	93	95	81	(27)	(36)	(32)	(40)	218	219	(1)	—

Total net charge-offs	$219	$147	$137	$122	$113	$72	49%	$106	94%	$503	$308	$195	63%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change						2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
						$/bps	%	$/bps	%			$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial	0.68%	0.52%	0.41%	0.16%	0.16%	16 bps		52 bps		0.54%	0.15%	39 bps
Commercial real estate	1.13	—	—	0.26	0.31	113 bps		82 bps		0.39	0.30	9 bps
Leases	7.99	1.03	0.07	0.19	0.80	696 bps		719 bps		2.99	0.64	235 bps
Total commercial loans and leases	1.06	0.42	0.30	0.19	0.22	64 bps		84 bps		0.60	0.21	39 bps
Residential mortgages	—	0.02	0.01	0.02	0.01	(2) bps		(1) bps		0.01	(0.01)	2 bps
Home equity	(0.10)	(0.05)	(0.10)	0.02	(0.04)	(5) bps		(6) bps		(0.08)	(0.10)	2 bps
Automobile	0.24	0.68	0.88	0.85	0.74	(44) bps		(50) bps		0.60	0.67	(7) bps
Education	0.21	0.34	0.55	0.65	0.58	(13) bps		(37) bps		0.36	0.57	(21) bps
Other retail	2.46	2.93	3.21	3.09	3.08	(47) bps		(62) bps		2.88	3.08	(20) bps
Total retail loans	0.32	0.50	0.61	0.61	0.53	(18) bps		(21) bps		0.48	0.49	(1) bps
Total loans and leases	0.70%	0.46%	0.46%	0.41%	0.38%	24 bps		32 bps		0.54%	0.35%	19 bps
Memo: Average loans
Commercial	$46,844	$50,443	$43,152	$42,012	$41,476	($3,599)	(7%)	$5,368	13%	$46,813	$41,597	$5,216	13%
Commercial real estate	14,644	14,540	13,876	13,103	12,892	104	1	1,752	14	14,354	13,179	1,175	9
Leases	2,373	2,426	2,482	2,546	2,615	(53)	(2)	(242)	(9)	2,427	2,744	(317)	(12)

Total commercial loans and leases	63,861	67,409	59,510	57,661	56,983	(3,548)	(5)	6,878	12	63,594	57,520	6,074	11
Residential mortgages	19,427	18,872	18,866	19,495	19,405	555	3	22	—	19,056	19,245	(189)	(1)
Home equity	12,416	12,736	13,042	13,265	13,501	(320)	(3)	(1,085)	(8)	12,730	13,774	(1,044)	(8)
Automobile	12,019	11,998	12,173	12,099	12,036	21	—	(17)	—	12,063	12,030	33	—
Education	10,929	11,183	10,610	9,888	9,459	(254)	(2)	1,470	16	10,908	9,256	1,652	18
Other retail	6,260	6,557	6,854	6,497	5,873	(297)	(5)	387	7	6,556	5,736	820	14

Total retail loans	61,051	61,346	61,545	61,244	60,274	(295)	—	777	1	61,313	60,041	1,272	2

Total loans and leases	$124,912	$128,755	$121,055	$118,905	$117,257	($3,843)	(3%)	$7,655	7%	$124,907	$117,561	$7,346	6%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change						2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,448	$2,171	$1,252	$1,263	$1,227	$277	13%	$1,221	100%	$1,252	$1,242	$10	1%
Cumulative effect of change in accounting principle:
Commercial	—	—	(176)	—	—	—	—	—	—	(176)	—	(176)	(100)
Retail	—	—	629	—	—	—	—	—	—	629	—	629	100

Total cumulative effect of change in accounting principle	—	—	453	—	—	—	—	—	—	453	—	453	100

Allowance for loan and lease losses - beginning, adjusted	2,448	2,171	1,705	1,263	1,227	277	13	1,221	100	1,705	1,242	463	37
Charge-offs:
Commercial	171	74	47	34	35	97	131	136	NM	292	106	186	175
Retail	86	106	127	128	124	(20)	(19)	(38)	(31)	319	347	(28)	(8)

Total charge-offs	257	180	174	162	159	77	43	98	62	611	453	158	35
Recoveries:
Commercial	1	3	3	7	3	(2)	(67)	(2)	(67)	7	17	(10)	(59)
Retail	37	30	34	33	43	7	23	(6)	(14)	101	128	(27)	(21)

Total recoveries	38	33	37	40	46	5	15	(8)	(17)	108	145	(37)	(26)

Net charge-offs	219	147	137	122	113	72	49	106	94	503	308	195	63
Provision for loan and lease losses:
Commercial	224	554	298	(11)	64	(330)	(60)	160	250	1,076	111	965	NM
Retail	89	(130)	305	122	85	219	NM	4	5	264	218	46	21

Total provision for loan and lease losses	313	424	603	111	149	(111)	(26)	164	110	1,340	329	1,011	NM

Allowance for loan and lease losses - ending	$2,542	$2,448	$2,171	$1,252	$1,263	$94	4%	$1,279	101%	$2,542	$1,263	$1,279	101%

Reserve for unfunded lending commitments -beginning	$79	$39	$44	$45	$93	$40	103%	($14)	(15%)	$44	$91	($47)	(52%)
Cumulative effect of change in accounting principle	—	—	(2)	—	—	—	—	—	—	(2)	—	(2)	—
Provision for unfunded lending commitments	115	40	(3)	(1)	(48)	75	188	163	NM	152	(46)	198	NM

Reserve for unfunded lending commitments - ending	$194	$79	$39	$44	$45	$115	146%	$149	NM	$194	$45	$149	NM

Total allowance for credit losses - ending	$2,736	$2,527	$2,210	$1,296	$1,308	$209	8%	$1,428	109%	$2,736	$1,308	$1,428	109%

Memo: Total allowance for credit losses by product
Commercial	$1,441	$1,304	$790	$718	$757	$137	11%	$684	90%	$1,441	$757	$684	90%
Retail	1,295	1,223	1,420	578	551	72	6	744	135	1,295	551	744	135

Total allowance for credit losses	$2,736	$2,527	$2,210	$1,296	$1,308	$209	8%	$1,428	109%	$2,736	$1,308	$1,428	109%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						SEPTEMBER 30, 2020 CHANGE						2020 Change
	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	June 30, 2020		September 30, 2019		2020	2019		2019
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$14,345	$14,154	$14,007	$14,304	$14,416	$191	1%	($71)	—%
Tier 1 capital	16,310	16,119	15,577	15,874	15,549	191	1	761	5
Total capital	19,427	19,319	18,592	18,542	18,237	108	1	1,190	7
Risk-weighted assets	146,131	147,260	148,946	142,915	140,136	(1,129)	(1)	5,995	4
Adjusted average assets[1]	171,938	174,017	161,715	158,782	156,355	(2,079)	(1)	15,583	10
CET1 capital ratio	9.8%	9.6%	9.4%	10.0%	10.3%
Tier 1 capital ratio	11.2	10.9	10.5	11.1	11.1
Total capital ratio	13.3	13.1	12.5	13.0	13.0
Tier 1 leverage ratio	9.5	9.3	9.6	10.0	9.9
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders’ equity	$20,504	$20,453	$20,380	$20,631	$20,718	$51	—%	($214)	(1%)	$20,504	$20,718	($214)	(1%)
Less: Goodwill	7,050	7,050	7,050	7,044	7,044	—	—	6	—	7,050	7,044	6	—
Less: Other intangible assets	60	63	66	68	71	(3)	(5)	(11)	(15)	60	71	(11)	(15)
Add: Deferred tax liabilities[2]	377	376	375	374	373	1	—	4	1	377	373	4	1

Total tangible common equity	$13,771	$13,716	$13,639	$13,893	$13,976	$55	—%	($205)	(1%)	$13,771	$13,976	($205)	(1%)

TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders’ equity	$20,534	$20,446	$20,223	$20,400	$20,533	$88	—%	$1	—%	$20,401	$20,300	$101	—%
Less: Goodwill	7,050	7,050	7,046	7,044	7,044	—	—	6	—	7,049	7,034	15	—
Less: Other intangible assets	62	65	67	69	73	(3)	(5)	(11)	(15)	65	71	(6)	(8)
Add: Deferred tax liabilities[2]	375	375	374	373	372	—	—	3	1	375	371	4	1

Total tangible common equity	$13,797	$13,706	$13,484	$13,660	$13,788	$91	1%	$9	—%	$13,662	$13,566	$96	1%

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,050	$7,050	$7,050	$7,044	$7,044	$—	—%	$6	—%	$7,050	$7,044	$6	—%
Other intangible assets	60	63	66	68	71	(3)	(5)	(11)	(15)	60	71	(11)	(15)

Total intangible assets	$7,110	$7,113	$7,116	$7,112	$7,115	($3)	—%	($5)	—%	$7,110	$7,115	($5)	—%

1

Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

2	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures

This document contains non-GAAP financial measures denoted as Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q20 Change						2020 Change
		3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
							$	%	$	%			$	%
Total revenue, Underlying:
Total revenue (GAAP)	A	$1,791	$1,750	$1,657	$1,637	$1,638	$41	2%	$153	9%	$5,198	$4,854	$344	7%
Less: Notable items		—	—	—	—	—	—	—	—	—	—	—	—	—

Total revenue, Underlying (non-GAAP)	B	$1,791	$1,750	$1,657	$1,637	$1,638	$41	2%	$153	9%	$5,198	$4,854	$344	7%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$988	$979	$1,012	$986	$973	$9	1%	$15	2%	$2,979	$2,861	$118	4%
Less: Notable items		31	19	33	37	19	12	63	12	63	83	31	52	168

Noninterest expense, Underlying (non-GAAP)	D	$957	$960	$979	$949	$954	($3)	—%	$3	—%	$2,896	$2,830	$66	2%

Pre-provision profit:
Total revenue (GAAP)	A	$1,791	$1,750	$1,657	$1,637	$1,638	$41	2%	$153	9%	$5,198	$4,854	$344	7%
Less: Noninterest expense (GAAP)	C	988	979	1,012	986	973	9	1	15	2	2,979	2,861	118	4

Pre-provision profit (GAAP)		$803	$771	$645	$651	$665	$32	4%	$138	21%	$2,219	$1,993	$226	11%

Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,791	$1,750	$1,657	$1,637	$1,638	$41	2%	$153	9%	$5,198	$4,854	$344	7%
Less: Noninterest expense, Underlying (non-GAAP)	D	957	960	979	949	954	(3)	—	3	—	2,896	2,830	66	2

Pre-provision profit, Underlying (non-GAAP)		$834	$790	$678	$688	$684	$44	6%	$150	22%	$2,302	$2,024	$278	14%

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$375	$307	$45	$541	$564	$68	22%	($189)	(34%)	$727	$1,710	($983)	(57%)
Less: Expense before income tax benefit related to notable items		(31)	(19)	(33)	(37)	(19)	(12)	(63)	(12)	(63)	(83)	(31)	(52)	(168)

Income before income tax expense, Underlying (non-GAAP)	F	$406	$326	$78	$578	$583	$80	25%	($177)	(30%)	$810	$1,741	($931)	(53%)

Income tax expense, Underlying:
Income tax expense (GAAP)	G	$61	$54	$11	$91	$115	$7	13%	($54)	(47%)	$126	$369	($243)	(66%)
Less: Income tax benefit related to notable items		(7)	(9)	(8)	(33)	(15)	2	22	8	53	(24)	(18)	(6)	(33)

Income tax expense, Underlying (non-GAAP)	H	$68	$63	$19	$124	$130	$5	8%	($62)	(48%)	$150	$387	($237)	(61%)

Net income, Underlying:
Net income (GAAP)	I	$314	$253	$34	$450	$449	$61	24%	($135)	(30%)	$601	$1,341	($740)	(55%)
Add: Notable items, net of income tax benefit		24	10	25	4	4	14	140	20	NM	59	13	46	NM

Net income, Underlying (non-GAAP)	J	$338	$263	$59	$454	$453	$75	29%	($115)	(25%)	$660	$1,354	($694)	(51%)

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$289	$225	$12	$427	$432	$64	28%	($143)	(33%)	$526	$1,291	($765)	(59%)
Add: Notable items, net of income tax benefit		24	10	25	4	4	14	140	20	NM	59	13	46	NM

Net income available to common stockholders, Underlying (non-GAAP)	L	$313	$235	$37	$431	$436	$78	33%	($123)	(28%)	$585	$1,304	($719)	(55%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q20 Change						2020 Change
		3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
							$/bps	%	$/bps	%			$/bps	%
Operating leverage:
Total revenue (GAAP)	A	$1,791	$1,750	$1,657	$1,637	$1,638	$41	2.36%	$153	9.29%	$5,198	$4,854	$344	7.07%
Less: Noninterest expense (GAAP)	C	988	979	1,012	986	973	9	1.02	15	1.52	2,979	2,861	118	4.12

Operating leverage								1.34%		7.77%				2.95%

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,791	$1,750	$1,657	$1,637	$1,638	$41	2.36%	$153	9.29%	$5,198	$4,854	$344	7.07%
Less: Noninterest expense, Underlying (non-GAAP)	D	957	960	979	949	954	(3)	(0.28)	3	0.32	2,896	2,830	66	2.32

Operating leverage, Underlying (non-GAAP)								2.64%		8.97%				4.75%

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	55.18%	55.91%	61.10%	60.28%	59.40%	(73) bps		(422) bps		57.31%	58.94%	(163) bps
Efficiency ratio, Underlying (non-GAAP)	D/B	53.44	54.85	59.08	58.02	58.22	(141) bps		(478) bps		55.72	58.30	(258) bps
Effective income tax rate and effective income tax rate,
Underlying:
Effective income tax rate	G/E	16.10%	17.69%	24.13%	16.76%	20.46%	(159) bps		(436) bps		17.27%	21.58%	(431) bps
Effective income tax rate, Underlying (non-GAAP)	H/F	16.79	19.36	24.52	21.52	22.29	(257) bps		(550) bps		18.57	22.20	(363) bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$20,534	$20,446	$20,223	$20,400	$20,533	$88	—%	$1	—%	$20,401	$20,300	$101	—%
Return on average common equity	K/M	5.60%	4.44%	0.24%	8.30%	8.35%	116 bps		(275) bps		3.45%	8.50%	(505) bps
Return on average common equity, Underlying (non-GAAP)	L/M	6.05	4.63	0.74	8.36	8.45	142 bps		(240) bps		3.83	8.59	(476) bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$20,534	$20,446	$20,223	$20,400	$20,533	$88	—%	$1	—%	$20,401	$20,300	$101	—%
Less: Average goodwill (GAAP)		7,050	7,050	7,046	7,044	7,044	—	—	6	—	7,049	7,034	15	—
Less: Average other intangibles (GAAP)		62	65	67	69	73	(3)	(5)	(11)	(15)	65	71	(6)	(8)
Add: Average deferred tax liabilities related to goodwill (GAAP)		375	375	374	373	372	—	—	3	1	375	371	4	1

Average tangible common equity	N	$13,797	$13,706	$13,484	$13,660	$13,788	$91	1%	$9	—%	$13,662	$13,566	$96	1%

Return on average tangible common equity	K/N	8.33%	6.62%	0.36%	12.39%	12.44%	171 bps		(411) bps		5.15%	12.72%	(757) bps
Return on average tangible common equity, Underlying (non-
GAAP)	L/N	9.00	6.90	1.10	12.49	12.58	210 bps		(358) bps		5.71	12.86	(715) bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$177,675	$179,793	$167,177	$164,646	$162,110	($2,118)	(1%)	$15,565	10%	$174,892	$161,344	$13,548	8%
Return on average total assets	I/O	0.70%	0.57%	0.08%	1.08%	1.10%	13 bps		(40) bps		0.46%	1.11%	(65) bps
Return on average total assets, Underlying (non-GAAP)	J/O	0.76	0.59	0.14	1.09	1.11	17 bps		(35) bps		0.50	1.12	(62) bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q20 Change						2020 Change
		3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
							$/bps	%	$/bps	%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	P	$177,675	$179,793	$167,177	$164,646	$162,110	($2,118)	(1%)	$15,565	10%	$174,892	$161,344	$13,548		8%
Less: Average goodwill (GAAP)		7,050	7,050	7,046	7,044	7,044	—	—	6	—	7,049	7,034	15		—
Less: Average other intangibles (GAAP)		62	65	67	69	73	(3)	(5)	(11)	(15)	65	71	(6)		(8)
Add: Average deferred tax liabilities related to goodwill (GAAP)		375	375	374	373	372	—	—	3	1	375	371	4		1

Average tangible assets	Q	$170,938	$173,053	$160,438	$157,906	$155,365	($2,115)	(1%)	$15,573	10%	$168,153	$154,610	$13,543		9%

Return on average total tangible assets	I/Q	0.73%	0.59%	0.09%	1.13%	1.15%	14 bps		(42) bps		0.48%	1.16%	(68	) bps
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	0.79	0.61	0.15	1.14	1.16	18 bps		(37) bps		0.52	1.17	(65	) bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	R	427,073,084	426,824,594	426,586,533	433,121,083	443,913,525	248,490	—%	(16,840,441)	(4%)	427,073,084	443,913,525	(16,840,441)		(4%)
Common stockholders’ equity (GAAP)		$20,504	$20,453	$20,380	$20,631	$20,718	$51	—	($214)	(1)	$20,504	$20,718	($214)		(1)
Less: Goodwill (GAAP)		7,050	7,050	7,050	7,044	7,044	—	—	6	—	7,050	7,044	6		—
Less: Other intangible assets (GAAP)		60	63	66	68	71	(3)	(5)	(11)	(15)	60	71	(11)		(15)
Add: Deferred tax liabilities related to goodwill (GAAP)		377	376	375	374	373	1	—	4	1	377	373	4		1

Tangible common equity	S	$13,771	$13,716	$13,639	$13,893	$13,976	$55	—%	($205)	(1%)	$13,771	$13,976	($205)		(1%)

Tangible book value per common share	S/R	$32.24	$32.13	$31.97	$32.08	$31.48	$0.11	—%	$0.76	2%	$32.24	$31.48	$0.76		2%
Net income per average common share - basic and diluted and net income per average common share -basic and diluted, Underlying:
Average common shares outstanding -basic (GAAP)	T	426,846,096	426,613,053	427,718,421	434,684,606	445,703,987	233,043	—%	(18,857,891)	(4%)	427,058,412	454,802,186	(27,743,774)		(6%)
Average common shares outstanding -diluted (GAAP)	U	427,992,349	427,566,920	429,388,855	436,500,829	447,134,595	425,429	—	(19,142,246)	(4)	428,142,358	456,218,755	(28,076,397)		(6)
Net income per average common share - basic (GAAP)	K/T	$0.68	$0.53	$0.03	$0.98	$0.97	$0.15	28	($0.29)	(30)	$1.23	$2.84	($1.61)		(57)
Net income per average common share - diluted (GAAP)	K/U	0.68	0.53	0.03	0.98	0.97	0.15	28	(0.29)	(30)	1.23	2.83	(1.60)		(57)
Net income per average common share - basic, Underlying (non-GAAP)	L/T	0.73	0.55	0.09	0.99	0.98	0.18	33	(0.25)	(26)	1.37	2.87	(1.50)		(52)
Net income per average common share - diluted, Underlying (non-
GAAP)	L/U	0.73	0.55	0.09	0.99	0.98	0.18	33	(0.25)	(26)	1.37	2.86	(1.49)		(52)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	V	$0.39	$0.39	$0.39	$0.36	$0.36	$—	—%	$0.03	8%	$1.17	$1.00	$0.17		17%
Dividend payout ratio	V/(K/T)	58%	74%	1,398%	37%	37%	(1,617) bps		2,051 bps		95%	35%	5,970 bps
Dividend payout ratio, Underlying (non-GAAP)	V/(L/T)	53	71	451	36	37	(1,742) bps		1,659 bps		85	35	5,062 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change						2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19		2020	2019	2019
						$	%	$	%			$/bps	%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$524	$513	$549	$502	$508	$11	2%	$16	3%	$1,586	$1,524	$62	4%
Less: Notable items	13	4	10	6	5	9	225	8	160	27	8	19	238

Salaries and employee benefits, Underlying (non-GAAP)	$511	$509	$539	$496	$503	$2	—%	$8	2%	$1,559	$1,516	$43	3%

Equipment and software expense, Underlying:
Equipment and software expense (GAAP)	$149	$142	$133	$133	$130	$7	5%	$19	15%	$424	$381	$43	11%
Less: Notable items	1	—	1	3	—	1	100	1	100	2	—	2	100

Equipment and software expense, Underlying (non-GAAP)	$148	$142	$132	$130	$130	$6	4%	$18	14%	$422	$381	$41	11%

Outside services, Underlying:
Outside services (GAAP)	$139	$131	$135	$142	$128	$8	6%	$11	9%	$405	$356	$49	14%
Less: Notable items	16	12	18	20	14	4	33	2	14	46	23	23	100

Outside services, Underlying (non-GAAP)	$123	$119	$117	$122	$114	$4	3%	$9	8%	$359	$333	$26	8%

Occupancy, Underlying:
Occupancy (GAAP)	$81	$82	$84	$88	$80	($1)	(1%)	$1	1%	$247	$245	$2	1%
Less: Notable items	1	3	4	8	—	(2)	(67)	1	100	8	—	8	100

Occupancy, Underlying (non-GAAP)	$80	$79	$80	$80	$80	$1	1%	$—	—%	$239	$245	($6)	(2%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		THIRD QUARTER 2020				SECOND QUARTER 2020				FIRST QUARTER 2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$407	$153	($246)	$314	$320	$221	($288)	$253	$236	$179	($381)	$34
Less: Preferred stock dividends		—	—	25	25	—	—	28	28	—	—	22	22

Net income (loss) available to common stockholders	B	$407	$153	($271)	$289	$320	$221	($316)	$225	$236	$179	($403)	$12

Return on average total tangible assets:
Average total assets (GAAP)		$73,605	$60,889	$43,181	$177,675	$71,634	$65,280	$42,879	$179,793	$68,415	$59,005	$39,757	$167,177
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	52	6,876	7,050	122	48	6,876	7,046
Average other intangibles (GAAP)		40	5	17	62	41	6	18	65	43	6	18	67
Add: Average deferred tax liabilities related to goodwill (GAAP)		2	1	372	375	2	1	372	375	1	1	372	374

Average tangible assets	C	$73,445	$60,833	$36,660	$170,938	$71,473	$65,223	$36,357	$173,053	$68,251	$58,952	$33,235	$160,438

Return on average total tangible assets	A/C	2.21%	1.01%	NM	0.73%	1.80%	1.36%	NM	0.59%	1.39%	1.22%	NM	0.09%
Efficiency ratio:
Noninterest expense (GAAP)	D	$742	$210	$36	$988	$735	$213	$31	$979	$738	$221	$53	$1,012
Net interest income (GAAP)		845	421	(129)	1,137	814	419	(73)	1,160	793	365	2	1,160
Noninterest income (GAAP)		495	144	15	654	428	144	18	590	357	125	15	497

Total revenue (GAAP)	E	$1,340	$565	($114)	$1,791	$1,242	$563	($55)	$1,750	$1,150	$490	$17	$1,657

Efficiency ratio	D/E	55.35%	37.03%	NM	55.18%	59.19%	37.93%	NM	55.91%	64.16%	45.06%	NM	61.10%

		FOURTH QUARTER 2019				THIRD QUARTER 2019
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$209	$231	$10	$450	$251	$196	$2	$449
Less: Preferred stock dividends		—	—	23	23	—	—	17	17

Net income (loss) available to common stockholders	B	$209	$231	($13)	$427	$251	$196	($15)	$432

Return on average total tangible assets:
Average total assets (GAAP)		$68,069	$56,407	$40,170	$164,646	$66,365	$55,614	$40,131	$162,110
Less: Average goodwill (GAAP)		122	46	6,876	7,044	122	46	6,876	7,044
Average other intangibles (GAAP)		63	6	—	69	66	7	—	73
Add: Average deferred tax liabilities related to goodwill (GAAP)		1	1	371	373	1	1	370	372

Average tangible assets	C	$67,885	$56,356	$33,665	$157,906	$66,178	$55,562	$33,625	$155,365

Return on average total tangible assets	A/C	1.22%	1.63%	NM	1.13%	1.50%	1.40%	NM	1.15%
Efficiency ratio:
Noninterest expense (GAAP)	D	$718	$219	$49	$986	$718	$213	$42	$973
Net interest income (GAAP)		796	363	(16)	1,143	799	360	(14)	1,145
Noninterest income (GAAP)		296	175	23	494	336	133	24	493

Total revenue (GAAP)	E	$1,092	$538	$7	$1,637	$1,135	$493	$10	$1,638

Efficiency ratio	D/E	65.74%	40.60%	NM	60.28%	63.28%	43.35%	NM	59.40%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
		2020				2019
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$963	$553	($915)	$601	$666	$639	$36	$1,341
Less: Preferred stock dividends		—	—	75	75	—	—	50	50

Net income (loss) available to common stockholders	B	$963	$553	($990)	$526	$666	$639	($14)	$1,291

Return on average total tangible assets:
Average total assets (GAAP)		$71,227	$61,722	$41,943	$174,892	$65,624	$55,793	$39,927	$161,344
Less: Average goodwill (GAAP)		122	51	6,876	7,049	120	38	6,876	7,034
Average other intangibles (GAAP)		42	6	17	65	65	6	—	71
Add: Average deferred tax liabilities related to goodwill (GAAP)		2	1	372	375	1	—	370	371

Average tangible assets	C	$71,065	$61,666	$35,422	$168,153	$65,440	$55,749	$33,421	$154,610

Return on average total tangible assets	A/C	1.81%	1.20%	NM	0.48%	1.36%	1.53%	NM	1.16%
Efficiency ratio:
Noninterest expense (GAAP)	D	$2,215	$644	$120	$2,979	$2,133	$639	$89	$2,861
Net interest income (GAAP)		2,452	1,205	(200)	3,457	2,386	1,103	(18)	3,471
Noninterest income (GAAP)		1,280	413	48	1,741	860	432	91	1,383

Total revenue (GAAP)	E	$3,732	$1,618	($152)	$5,198	$3,246	$1,535	$73	$4,854

Efficiency ratio	D/E	59.34%	39.77%	NM	57.31%	65.71%	41.65%	NM	58.94%